SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

Xtrackers MSCI Emerging Markets Climate Selection ETF (EMCS)

Effective June 2, 2025, revisions to the ESG screening methodology of the MSCI ACWI Select Climate 500 Index, the Parent Index of the fund’s Underlying Index, the MSCI Global Climate 500 Emerging Markets Selection Index, will be implemented reflecting (i) the removal of fossil fuel power generation as a controversial business involvement criterion; and (ii) stricter thermal coal power based exclusions, with lower thresholds of 5% for revenue, capacity and power from thermal coal-based power generation. All other aspects of the fund’s Parent Index and Underlying Index will remain unchanged.
Accordingly, as of such date, the fund’s summary prospectus and prospectus are modified as set forth below.
The following disclosure replaces the existing similar disclosure contained under the “Overview of Parent Index Construction” sub-heading under the “PRINCIPAL INVESTMENT STRATEGIES” section of the fund’s summary prospectus and under the “PRINCIPAL INVESTMENT STRATEGIES” section of the summary section and in the “FUND DETAILS” section of the fund's prospectus:
The ESG aspects of the Underlying Index derive from its Parent Index. To construct the Parent Index, the Index Provider conducts screens on the universe of companies within the MSCI ACWI ex Select Countries Index seeking to exclude companies whose activities in the areas of controversial or nuclear weapons, tobacco, thermal coal mining or thermal coal-based power generation meet certain business involvement criteria, as determined by MSCI ESG Research. Certain exclusions (i.e., controversial weapons, nuclear weapons and tobacco production) are categorical, meaning that the Parent Index seeks to exclude any securities from companies with business involvement in those areas, while others (i.e., tobacco distribution, retail and supply, thermal coal mining and thermal coal power) are based on percentage limitations tied to revenue or other metrics.
The following disclosure replaces the existing similar disclosure contained under the “Overview of Parent Index Construction” sub-heading under the “PRINCIPAL INVESTMENT STRATEGIES” section of the “FUND DETAILS” section of the fund’s prospectus:
Thermal Coal Power:
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All companies deriving 5% or more revenue from thermal coal-based power generation.
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All companies that have 5% or more capacity attributed to thermal coal-based power generation.
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All companies that are generating 5% or more power from thermal coal.
The “Fossil Fuel Power Generation” disclosure appearing under the “Overview of Parent Index Construction” sub-heading under the “PRINCIPAL INVESTMENT STRATEGIES” section of the “FUND DETAILS” section of the fund’s prospectus is deleted.
Please Retain This Supplement for Future Reference
May 29, 2025
PROSTKR25-25